All Terrain Opportunity Fund (the “Fund”)
A series of Investment Managers Series Trust II

Supplement dated September 24, 2015, to the
Prospectus and Statement of Additional Information dated November 3, 2014

The following replaces the 4th paragraph under “Investment Advisors” on page 13 in the Prospectus:

Pursuant to the Co-Advisory Agreement between Bauer Capital and the Trust, the Fund pays Bauer Capital for the services and facilities it provides, an annual advisory fee, payable on a monthly basis, of 0.90% of the Fund’s average daily net assets. Pursuant to the Co-Advisory Agreement between Castle Financial and the Trust, the Fund pays Castle Financial for the services and facilities it provides, an annual advisory fee, payable on a monthly basis, of 0.60% of the Fund’s average daily net assets.  Castle Financial has agreed to voluntarily waive its advisory fee until further notice.  Castle Financial will not seek recoupment of any advisory fees it voluntarily waives.

The following replaces the 3rd paragraph under “Portfolio Managers” on page 13 in the Prospectus:

Korey Bauer, Portfolio Manager

Mr. Bauer is the President and Chief Executive Officer of Bauer Capital.  Mr. Bauer was Senior Vice President, Analyst and Market Technician at Castle Financial from 2011 until 2014. He is the developer of the Advisor’s proprietary models. In addition, Mr. Bauer has been a Registered Representative and an Investment Advisor Representative of Interactive Brokers Group, LLC since August 2015.  Mr. Bauer served as Portfolio Manager of the Catalyst Macro Strategy Fund. Mr. Bauer has been performing extensive research on the financial markets since 2006 and is a published author on SeeItMarket.com, Nasdaq.com and other publications.  Mr. Bauer is a graduate of Marist College with a degree in History.

The following replaces the last paragraph on page 46 and the 1st full paragraph on page 47 in the Statement of Additional Information:

Material Conflicts of Interest.  As the Fund is co-managed by Castle Financial and Bauer Capital, and both Castle Financial and Bauer Capital have clients other than the Fund, conflicts of interest may arise in connection with management of the Fund’s portfolio.  For example, there may be instances where similar portfolio transactions may be executed by either Castle Financial or Bauer Capital for the same security for the Fund and other accounts its manages.  In such instances, securities will be allocated in accordance with Castle Financial’s or Bauer Capital’s trade allocation policy, as applicable, to ensure that the Fund and such other accounts are treated in a fair and equitable manner, and that no client or account is favored over another.  In addition, an Advisor may be purchasing or selling a particular security for the Fund at the same time another of its accounts, or an account of the other Advisor, is taking the opposite action as a result of differing investment goals or cash requirements. Each Advisor will make every effort not to purchase or sell a security for the Fund on the same day other accounts of either Advisor, are taking the opposite action with respect to the same security.  In addition, neither Advisor will initiate a short sale for the Fund or any other account managed by the Advisor when the Fund or such other account either holds, or intends to acquire, a long position in the same security. If the Fund or any such other account purchases a long position in a security when the Fund or such another account has an existing short position in the same security, neither Advisor will initiate further short sales with respect to the security.

In addition, Mr. Procaccino is a registered representative of Cadaret, Grant & Co., Inc., and Mr. Bauer is a registered representative of Interactive Brokers Group, LLC, each of which a registered broker-dealer firm, and in such capacity each of Mr. Procaccino and Mr. Bauer makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  Actual or apparent conflicts of interests may arise as a result of Mr. Procaccino’s and Mr. Bauer’s dual employment. To avoid conflicts arising from his brokerage clients’ purchase or sale of assets held by, or being purchased or sold by, the Fund, each of Mr. Procaccino and Mr. Bauer will make every effort not to recommend the purchase or sale of a security to such clients on the same day the Fund is purchasing or selling the same security. Furthermore, as Mr. Procaccino’s compensation from Castle Financial and Mr. Bauer’s compensation from Bauer Capital is based in part on a percentage of the assets of the Fund, each of them may have an incentive to recommend that his brokerage clients purchase shares of the Fund, although he will not do so unless he has reasonable grounds for believing that the recommendation is suitable for the client based on his knowledge of relevant information concerning the client’s investment objectives, financial position and needs, ability and willingness to accept risks, other securities positions or investments, and any other relevant factors that should influence an investment recommendation.

Please file this Supplement with your records.